EXHIBIT NO. 10.43

                                                                  EXECUTION COPY

                  FIRST AMENDMENT, dated as of March 27, 2001 (this "AMENDMENT"), to the CREDIT AGREEMENT, dated as of December 3, 1999 (the "CREDIT AGREEMENT"), among GUESS ?, INC. (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), the Co-Agent named therein and THE CHASE MANHATTAN BANK, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrower has requested the Lenders to enter into this Amendment on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         I.       AMENDMENTS.

                  1. Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

                  "BORROWING BASE CERTIFICATE": a certificate of a Responsible Officer of the Borrower setting forth a calculation of the Liquidity Ratio in form and detail satisfactory to the Administrative Agent.

                  "ELIGIBLE INVENTORY": any inventory owned by a Loan Party that
(a) is located in the United States, (b) constitutes finished goods and (c) is subject to a first priority perfected Lien pursuant to the Guarantee and Collateral Agreement.

                  "ELIGIBLE RECEIVABLES": any accounts receivable owing to a Loan Party that (a) result from (i) the sale of inventory or (ii) the licensing of Intellectual Property, in each case in the ordinary course of business, (b) in the case of accounts receivable resulting from the sale of inventory, are owing by a Person domiciled and organized in a jurisdiction within the United States, (c) have not remained unpaid for 90 days or more from the invoice date and (d) are subject to a first priority perfected Lien pursuant to the Guarantee and Collateral Agreement.

                  "LIQUIDITY RATIO": the ratio of (a) the sum of (i) 100% of Unencumbered Cash and Cash Equivalents, (ii) 85% of the outstanding balance of Eligible Receivables (net of reserves), (iii) 50% of the value of Eligible Inventory (valued at the lower of cost or market value, and determined net of reserves for obsolescence) and (iv) 50% of the aggregate face amount of all then outstanding undrawn Documentary Letters of Credit (PROVIDED, that the percentages referred to in clauses (iii) and (iv) above shall be 60% at all times on or prior to May 31, 2001) to (b) the Total Revolving Extensions of Credit at such time.

                  "UNENCUMBERED CASH AND CASH EQUIVALENTS": any cash or Cash Equivalents held by a Loan Party that (a) are held in an account located within the United States and (b) are free and clear of any Lien (other than pursuant to the Security Documents).

                  2.       The definition of "Basket Amount" contained in
Section 1.1 of the Credit Agreement is hereby amended by (a) changing the phrase "$75,000,000 on the Closing Date" to the phrase "$25,000,000 on the First Amendment Effective Date (as defined in the First Amendment to this Agreement)" and (b) adding the following phrase and new sentence to the end of such definition: ", in each case to the extent such expenditures are made on or after the First Amendment Effective Date. It is understood that expenditures of the type described in this definition made between the Closing Date and the First Amendment Effective Date in accordance with this Agreement prior to giving effect to the First Amendment to this Agreement shall be deemed to be permitted expenditures and shall not count as utilization of the Basket Amount."

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                  3.       Section 6.2 of the Credit Agreement is hereby amended
by changing each reference therein to clause (f) to a reference to clause (g) and by adding a new clause (f) which shall read as follows:

                  "(f) no later than 10 days after the end of each calendar month, a Borrowing Base Certificate setting forth a calculation of the Liquidity Ratio as of the last day of such month;"

                  4. Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "7.1     FINANCIAL CONDITION COVENANTS.

         (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to be greater than (i) 4.50 to 1.0 in the case of any such period ending on or prior to the last day of the third fiscal quarter of fiscal year 2001 or (ii) 3.50 to 1.0 in the case of any such period ending thereafter.

         (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                                       Consolidated Fixed Charge
                   Fiscal Quarter                                            Coverage Ratio
                   --------------                                            --------------
         Through and including the last day of the
         second fiscal quarter of fiscal year 2001                              0.50 to 1.0

         From and including the first day of the third fiscal quarter of fiscal year 2001 to and including the day before the
         last day of the fourth fiscal quarter of fiscal year 2001     0.75 to 1.0

         From and including the last day of the fourth fiscal quarter
         of fiscal year 2001 and thereafter                            1.50 to 1.0

         (c) CONSOLIDATED NET WORTH. Permit Consolidated Net Worth at any time to be less than $135,000,000.

         (d)      CONSOLIDATED NET INCOME. Permit Consolidated Net Income for
(i) the second fiscal quarter of fiscal year 2001 of the Borrower, (ii) the third fiscal quarter of fiscal year 2001 of the Borrower or (iii) any period of four consecutive fiscal quarters of the Borrower ending thereafter, in each case, to be less than $1.00.

         (e)      LIQUIDITY RATIO. Permit the Liquidity Ratio to be less than
1.0 to 1.0. It is understood that verification of compliance with this Section 7.1(e) shall only be required in connection with the delivery of Borrowing Base Certificates pursuant to Section 6.2(f) and at any other time requested by the Administrative Agent."

                  5. Section 7.7 of the Credit Agreement is hereby amended by deleting the words "and $85,000,000 in any fiscal year thereafter" and replacing them with the words ", $40,000,000 in fiscal year 2001 and $50,000,000 in any fiscal year thereafter".

                  6. The Pricing Grid attached as Annex A to the Credit Agreement is hereby replaced by the Pricing Grid attached as Annex A to this Amendment.


         II.      WAIVER.

                           The Lenders hereby permanently waive any Event of
Default resulting from (a) any misrepresentation made pursuant to Section 4.1 in respect of the Borrower's financial statements for the third quarter of its 1999 fiscal year prior to their restatement, (b) any misrepresentation made pursuant to Section 4.2 or 4.18 of the Credit Agreement resulting from the restatement of the Borrower's financial statements for the third quarter of its 1999 fiscal year and the first, second and third quarters of its 2000 fiscal year or from matters expressly disclosed to the Lenders prior to the First Amendment Effective Date pursuant to such restated financial statements, (c) noncompliance with the last sentence of
Section 6.1 of the Credit Agreement in respect of the Borrower's financial statements for the periods referred to in clause (b) above prior to their restatement and (d) noncompliance with Section 7.1(b) of the Credit Agreement for the periods ending with the third and fourth fiscal quarters of fiscal year 2000 (as restated).


         III.     MISCELLANEOUS.

                  1. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as of the First Amendment Effective Date that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of each Loan Party contained in the Loan Documents (with each reference to the Loan Documents in such representations and warranties being deemed to include, unless the context otherwise requires, this Amendment and the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date (except for those representations and warranties which expressly relate to a specific earlier date).

                  2. EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, (a) the reasonable fees and disbursements of counsel to the Administrative Agent and (b) the expenses of the field examination referred to in paragraph 4 below.

                  3. NO CHANGE. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

                  4. EFFECTIVENESS. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") on which (a) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Required Lenders, (b) the Administrative Agent shall have received a field examination in form, scope and substance satisfactory to it and
(c) the Borrower shall have paid to the Administrative Agent for the account of the relevant Lenders an amendment fee equal to 0.20% of the Commitment of each Lender that submits an executed signature page to the Administrative Agent or its counsel (including by facsimile transmission) no later than 5:00 p.m., New York City time, on March 27, 2001.

                  5. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                      GUESS ?, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE CHASE MANHATTAN BANK,
                                      as Administrative Agent, as Issuing Lender and as a Lender

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      SANWA BANK CALIFORNIA,
                                      as Co-Agent and as a Lender

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      GMAC COMMERCIAL CREDIT LLC

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ISRAEL DISCOUNT BANK OF NEW YORK

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      MERCANTILE BANK NATIONAL ASSOCIATION

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      BANK LEUMI USA

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ATLANTIC BANK OF NEW YORK

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      SUMMIT BANK

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX A


       Consolidated Leverage           Applicable Margin       Applicable                         Applicable
               Ratio                  for Eurodollar Loans     Margin for     Commitment Fee    Documentary L/C
                                                               ABR Loans           Rate            Fee Rate

     Greater than or equal to                2.25%               1.25%            0.625%            0.300%
            4.00 to 1.0

     Greater than or equal to                2.00%               1.00%           0.5625%            0.275%
     3.50 to 1.0 but less than
            4.0 to 1.0

 Greater than or equal to 3.00 to            1.75%               0.75%            0.500%            0.250%
         1.0 but less than
            3.50 to 1.0

 Greater than or equal to 2.75 to            1.50%               0.50%            0.375%            0.225%
   1.0 but less than 3.00 to 1.0

 Greater than or equal to 2.50 to            1.25%               0.25%            0.375%            0.200%
   1.0 but less than 2.75 to 1.0

 Greater than or equal to 2.25 to            1.125%              0.125%           0.300%            0.175%
   1.0 but less than 2.50 to 1.0

       Less than 2.25 to 1.0                 1.000%              0.000%           0.250%            0.150%

Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.00 to
1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.00 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of Consolidated Total Debt, as at the end of) the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.